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                                                                    EXHIBIT 23.3

                          Independent Auditors' Consent

The Partners
Radnor Investments, L.P.:

We consent to the use of our report included herein.

                                                /s/ KPMG LLP

Philadelphia, Pennsylvania
August 29, 2003